UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

JULY 30, 2021

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma 74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Empire North Dakota LLC, a Delaware limited liability company ("Empire North Dakota"), and Empire Louisiana LLC, a Delaware limited liability company d/b/a Empire Louisiana LLC of Delaware ("Empire Louisiana"), are wholly owned subsidiaries of Empire Petroleum Corporation (the "Corporation").

As previously reported on the Current Report on Form 8-K of the Corporation filed on September 25, 2018 (the "CrossFirst No. 1 Form 8-K"), Empire Louisiana entered into a senior revolver loan agreement with CrossFirst Bank ("CrossFirst") dated as of September 20, 2018 (the "Loan Agreement"). A copy of the Loan Agreement is filed as Exhibit 10.1 to the CrossFirst No.1 Form 8-K.

As previously reported on the Current Report on Form 8-K of the Corporation filed on April 2, 2019 (the "CrossFirst No. 2 Form 8-K"), effective as of March 27, 2019, Empire Louisiana, Empire North Dakota, and CrossFirst entered into that certain first amendment to the Loan Agreement (the "First Amendment"). A copy of the First Amendment is filed as Exhibit 10.1 to the CrossFirst No.2 Form 8-K.

As previously reported on the Current Report on Form 8-K of the Corporation filed on October 6, 2020 (the "CrossFirst No. 3 Form 8-K"), effective as of June 30, 2020, Empire Louisiana, Empire North Dakota, and CrossFirst entered into that certain second amendment to the Loan Agreement (the "Second Amendment"). A copy of the Second Amendment is filed as Exhibit 10.1 to the CrossFirst No.3 Form 8-K.

As previously reported on the Current Report on Form 8-K of the Corporation filed on March 15, 2021 (the "CrossFirst No. 4 Form 8-K"), effective as of December 31, 2020, Empire Louisiana, Empire North Dakota, and CrossFirst entered into that certain third amendment to the Loan Agreement (the "Third Amendment"). A copy of the Third Amendment is filed as Exhibit 10.1 to the CrossFirst No.4 Form 8-K.

On July 30, 2021, Empire Louisiana, Empire North Dakota, and CrossFirst entered into that certain fourth amendment to the Loan Agreement, dated as of July 7, 2021 (the "Fourth Amendment"). The Fourth Amendment amended the Loan Agreement to, among other things: (1) add certain definitions; (2) continue the revolver commitment in the maximum principal amount of $20,000,000; (3) redetermine the collateral borrowing base in the amount of $7,980,000; (4) reduce the quarterly commitment reduction payments to $300,000 per calendar quarter; (5) modify obligations to deliver certain financial statements and reports; (6) waive non-compliance with the minimum hedging requirements through the period ended June 30, 2021; (7) modify hedging obligations with respect to a "price floor" so that it would cover (a) 60% of projected PDP production from July 31, 2021 through July 30, 2022, (b) 40% of projected PDP production from July 31, 2022 through January 30, 2023, and (c) thereafter, 60% of projected PDP productions on a rolling 12-month basis, and in no event more that 80% of the Corporation’s aggregate existing crude and natural gas production; and (8) replace the quarterly compliance certificate as of September 30, 2021.

The foregoing summary of the Fourth Amendment is qualified in its entirety by reference to the full terms and conditions of such agreement, a copy of which is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

For information on a direct financial obligation that is material to the Corporation, see Item 1.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Fourth Amendment to Senior Revolver Loan Agreement, dated as of July 7, 2021, by and between Empire Louisiana LLC, Empire North Dakota LLC, and CrossFirst Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: August 4, 2021	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President